SUPPLEMENT TO THE
FIDELITY FOREIGN
CURRENCY FUNDS
FEBRUARY 28, 1996
PROSPECTUS
   The following information supplements that found in the "Securities and Investment Practices" section beginning on page 11.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found in "How to Buy Shares" on page 16:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $5,000
TO ADD TO AN ACCOUNT  $1,000
MINIMUM BALANCE $2,000
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.
The following information replaces similar information found in "How to Sell Shares" on page 18:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open.
   The following information replaces similar information found in "Transaction Details" on page 23:
    FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE    of
$12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
    IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000,    you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces similar information found on page 24:
1. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or full-time employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Managing General Partner, Trustee, or employee).

SUPPLEMENT TO THE FIDELITY FOREIGN CURRENCY FUNDS
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.
FEBRUARY 28, 1996
STATEMENT OF ADDITIONAL INFORMATION
The following information replaces the similar information found on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found on page 4.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found on page 5.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information found on page
16.
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940
Act), FDC exercises its right to waive each fund's front-end sales charge in connection with the fund's merger with or acquisition of any investment company. In addition, FDC has chosen to waive each fund's sales charge in certain instances because of efficiencies involved in sales of those shares. The sales charge will not apply to shares purchased by (a) a current or former Managing General Partner, Trustee, or officer of a Fidelity fund, or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Managing General Partner, Trustee, or employee); (b) the spouse of a Fidelity Managing General Partner, Trustee, or employee; (c) a Fidelity Managing General Partner, Trustee or employee acting as custodian for a minor child; or (d) a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Managing General Partner, Trustee, or employee.